UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 5, 2015

ENCORE WIRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20278	75-2274963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1329 Millwood Road McKinney, Texas	75069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 562-9473

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Encore Wire Corporation, a Delaware corporation (the “Company”), was held at the Company’s corporate offices at 1329 Millwood Road, McKinney, Texas, 75069, at 9:00 a.m., local time, on May 5, 2015.

The board of directors of the Company (the “Board”) solicited proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934. There was no solicitation in opposition to the Board’s nominees for director as listed in the proxy statement, and all of such nominees were duly elected as reported below.

Out of a total of 20,729,152 shares of the Company’s common stock outstanding and entitled to vote at the meeting, 19,355,106.90 shares were present in person or by proxy, representing approximately 93.37% of the outstanding shares.

The first matter voted on by the stockholders, as fully described in the proxy statement for the annual meeting, was the election of directors. The following table presents the number of shares voted for and number of shares withheld from each nominee for director and the number of broker non-votes.

Director Nominee	Number of Votes Received	Number Withheld	Broker Non- Votes
Donald E. Courtney	17,317,989.80	525,635.00	1,511,482.10
Gregory J. Fisher	17,349,686.80	493,938.00	1,511,482.10
Daniel L. Jones	17,481,455.80	362,169.00	1,511,482.10
William R. Thomas III	17,707,856.80	135,768.00	1,511,482.10
Scott D. Weaver	17,662,270.80	181,354.00	1,511,482.10
John H. Wilson	17,682,143.80	161,481.00	1,511,482.10

The second matter voted on by the stockholders, as fully described in the proxy statement for the annual meeting, was a resolution to approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers. The following table presents the number of shares voted for, against, and abstaining from such resolution and the number of broker non-votes.

Number of Shares Voted FOR the Resolution	Number of Shares Voted AGAINST the Resolution	Number of Shares ABSTAINING FROM the Resolution	Broker Non-Votes
17,328,100.42	498,071.20	17,451.37	1,511,483.91

The third matter voted on by the stockholders, as fully described in the proxy statement for the annual meeting, was a resolution to approve Ernst & Young LLP as the auditor of the Company’s financial statements for the year ending December 31, 2015. The following table presents the number of shares voted for, against, and abstaining from such resolution and the number of broker non-votes.

Number of Shares Voted FOR the Resolution	Number of Shares Voted AGAINST the Resolution	Number of Shares ABSTAINING FROM the Resolution	Broker Non-Votes
19,042,337.52	270,775.00	41,988.57	0.00

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE WIRE CORPORATION

Date: May 6, 2015	By:	/s/ FRANK J. BILBAN
Frank J. Bilban, Vice President – Finance,
Chief Financial Officer, Treasurer and
Secretary